SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report:  March 14, 2007
(Date of earliest event reported)

Commission File No.:  333-130408-06


                     Merrill Lynch Mortgage Investors, Inc.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

                     ML-CFC Commercial Mortgage Trust 2007-5
                     ---------------------------------------
                         (Exact name of issuing entity)

                      Merrill Lynch Mortgage Lending, Inc.
                      ------------------------------------
               (Exact name of sponsor as specified in its charter)

                Countrywide Commercial Real Estate Finance, Inc.
                ------------------------------------------------
               (Exact name of sponsor as specified in its charter)

                          KeyBank National Association
                          ----------------------------
               (Exact name of sponsor as specified in its charter)

                          IXIS Real Estate Capital Inc.
                          -----------------------------
               (Exact name of sponsor as specified in its charter)

                     Merrill Lynch Mortgage Investors, Inc.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                                               13-3416059
--------------------------------------------------------------------------------
    (State or Other                                       (I.R.S. Employer
Jurisdiction of Incorporation)                           Identification No.)


4 World Financial Center, 250 Vesey Street, New York, New York      10080
--------------------------------------------------------------------------------
(Address of Principal Executive Office)                          (Zip Code)


                                 (212) 449-1000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 8.01   Other Events.

      On March 14, 2007, a single series of mortgage pass-through certificates, entitled ML-CFC Commercial Mortgage Pass-Through Certificates, Series 2007-5 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, and dated as of March 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Registrant"), KeyCorp Real Estate Capital Markets, Inc., as Master Servicer No.1, Wells Fargo Bank, National Association, as Master Servicer No.2, CWCapital Asset Management LLC as Special Servicer, LaSalle Bank National Association as Trustee and Custodian and Wells Fargo Bank, National Association as Certificate Administrator. The Certificates consist of 31 classes (each, a "Class") of Certificates, 12 of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-SB Certificates", the "Class A-4 Certificates", the "Class A-1A Certificates", the "Class AM Certificates", the "Class AJ Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates" and the "Class X Certificates" (collectively, the "Offered Certificates"); and 19 of which classes are designated as the "Class A-2FL Certificates", the "Class A-4FL Certificates", the "Class AM-FL Certificates", the "Class AJ-FL Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class P Certificates", the "Class Q Certificates", the "Class R-I Certificates", the "Class R-II Certificates", the "Class Y Certificates" and the "Class Z Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of 333 commercial, multifamily or manufactured housing community mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $4,417,019,866. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "MLMLI Mortgage Loans") were acquired by the Registrant from Merrill Lynch Mortgage Lending, Inc. ("MLMLI") pursuant to a Mortgage Loan Purchase Agreement, dated as of March 1, 2007, between the Registrant and MLMLI, certain of the Mortgage Loans (the "Countrywide Mortgage Loans") were acquired by the Registrant from Countrywide Commercial Real Estate Finance, Inc. ("Countrywide") pursuant to a Mortgage Loan Purchase Agreement, dated as of March 1, 2007, between the Registrant and Countrywide, certain of the Mortgage Loans (the "KeyBank Mortgage Loans") were acquired by the Registrant from KeyBank National Association ("KeyBank") pursuant to a Mortgage Loan Purchase Agreement, dated as of March 1, 2007, between the Registrant and KeyBank, certain of the Mortgage Loans (the "IXIS Mortgage Loans") were acquired by the Registrant from IXIS Real Estate Capital Inc. ("IXIS") pursuant to a Mortgage Loan Purchase Agreement, dated as of March 1, 2007, between the Registrant and IXIS and certain of the Mortgage Loans (the "Wells Fargo Mortgage Loans") were acquired by the Registrant from Wells Fargo Bank, National Association ("Wells Fargo", and collectively with, MLMLI, Countrywide, KeyBank and IXIS, the "Sellers") pursuant to a Mortgage Loan Purchase Agreement, dated as of March 1, 2007, between the Registrant and Wells Fargo. The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to MLMLI, Countrywide, KeyBank, IXIS and Wells Fargo was derived from the sale of Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), Countrywide Securities Corporation ("Countrywide Securities"), IXIS Securities North America Inc. ("IXIS Securities"), KeyBanc Capital Markets, a Division of McDonald Investments Inc. ("McDonald Investments"), Banc of America Securities LLC ("BofA Securities") and Bear, Stearns & Co. Inc. ("Bear") pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated March 1, 2007, among the Registrant, MLPF&S, Countrywide Securities, IXIS Securities, McDonald Investments, BofA Securities and Bear (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated March 1, 2007, among the Registrant, MLPF&S and Countrywide Securities (pertaining to the Private Certificates, which were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act). On March 14, 2007, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling and Servicing Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated March 1, 2007, supplementing the Prospectus dated March 1, 2007, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5).

      Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 9.01 Financial Statements and Exhibits.

(c)   Exhibits

      Exhibit No.                               Description

         1.1                                    Underwriting Agreement

         4.1                                    Pooling and Servicing Agreement

         99.1                                   Merrill Mortgage Loan Purchase
                                                Agreement

         99.2                                   Countrywide Mortgage Loan
                                                Purchase Agreement

         99.3                                   KeyBank Mortgage Loan Purchase
                                                Agreement

         99.4                                   IXIS Mortgage Loan Purchase
                                                Agreement

         99.5                                   Wells Fargo Mortgage Loan
                                                Purchase Agreement

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.



                                    By:   /s/ David M. Rodgers
                                       --------------------------------------
                                       Name:  David M. Rodgers
                                       Title: Executive Vice President,
                                              Chief Officer in Charge of
                                              Commercial Mortgage Securitization

Date:  March 29, 2007

                                INDEX TO EXHIBITS
                                -----------------



                                                                 Paper (P) or
Exhibit No.        Description                                   Electronic (E)
-----------        -----------                                   --------------

   1.1             Underwriting Agreement                             E

   4.1             Pooling and Servicing Agreement                    E

   99.1            Merrill Mortgage Loan Purchase Agreement           E

   99.2            Countrywide Mortgage Loan Purchase                 E
                   Agreement

   99.3            KeyBank Mortgage Loan Purchase Agreement           E

   99.4            IXIS Mortgage Loan Purchase Agreement              E

   99.5            Wells Fargo Mortgage Loan Purchase                 E
                   Agreement